Exhibit 10.1

AGREEMENT TO PURCHASE

WB PAD HOLDINGS IV, LLC,

an Illinois limited liability company

Seller

RUBICON TECHNOLOGY BP LLC,

a Delaware limited liability company

Purchaser

AGREEMENT TO PURCHASE

THIS AGREEMENT is made this 26th day of September, 2018, by and between WB PAD HOLDINGS IV, LLC, an Illinois limited liability company (“Seller”), and RUBICON TECHNOLOGY BP LLC, a Delaware limited liability company (“Purchaser”).

R E C I T A L S

A. Seller is the owner of the Property (as hereinafter defined). Purchaser’s parent, Rubicon Technology, Inc. (“Tenant”) is the tenant at the Property.

B. Seller desires to sell and Purchaser desires to purchase the Property (as hereinafter defined) upon and subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. When used herein, the following terms shall have the respective meanings set forth opposite each such term:

AGREEMENT: This Agreement to Purchase, including the Exhibits attached hereto which are by this reference incorporated herein and made a part hereof.

CLOSING DATE: September 27, 2018 or such other date as Purchaser and Seller may mutually agree.

DEED: That certain recordable Special Warranty Deed to be delivered by Seller to Purchaser at the closing conveying the Property to Purchaser (or to Purchaser’s designee) subject only to the Permitted Title Exceptions.

DEPOSIT: The sum of $25,000.00, which shall be held by Seller by a transfer of the security deposit under the Lease between Seller and Tenant to be held as earnest money subject to the terms of this Agreement.

ESCROWEE: Greater Illinois Title Company.

PERMITTED TITLE EXCEPTIONS: As described in Section 4.02.

PROPERTY: the real property commonly known as, 900 East Green Street, Bensenville, IL 60106 and legally described on Exhibit A hereto, together with all improvements thereon and all appurtenances thereto.

PURCHASE PRICE: The consideration payable by Purchaser to Seller for the Property as provided in Section 3.

PURCHASER: Rubicon Technology BP LLC, a Delaware limited liability company.

SELLER’S KNOWLEDGE PERSON: Christopher J. Swieca, Senior Vice President of the sole member of Seller.

TITLE COMMITMENT: Commitment for an ALTA Owner’s Title Insurance Policy for the Property issued by Greater Illinois Title Company as agent of the Title Insurer in the full amount of the Purchase Price, covering title to the Property having File Number 20007145 and an effective date of September 19, 2018.

TITLE INSURER: Chicago Title Insurance Company (Greater Illinois Title Company, agent).

ARTICLE II

PURCHASE AND SALE

2.01 Purchase and Sale. Subject to the conditions and on the terms contained in this Agreement Purchaser agrees to purchase and acquire from Seller, and Seller agrees to sell, assign, convey and transfer to Purchaser the Property by the Deed and other closing documents.

ARTICLE III

PURCHASE PRICE

3.01 Purchase Price. The Purchase Price shall be $2,300,000.00 payable as hereinafter provided. This is a cash deal and there is no financing contingency. Purchaser agrees to pay to Seller and Seller agrees to accept payment of the Purchase Price as follows:

(a) The Deposit (and any interest thereon) shall be applied against the Purchase Price at closing.

(b) Purchaser shall pay to Seller at closing the balance of the Purchase Price by bank wire transfer of collected immediately available funds plus or minus the prorations provided for in this Agreement.

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ARTICLE IV

CLOSING MATTERS

4.01 Survey. Seller has provided to Purchaser a copy of a survey of the Property prepared by Gremley & Biedermann dated February 21, 2018 and bearing order number 2018-25012-001 (the “Survey”). Prior to closing Seller shall cause the maker of the Survey to add Purchaser as a party to whom the Survey is directed. Seller makes no representations or warranties as to the accuracy of such survey.

4.02 Title. Purchaser acknowledges that Seller has delivered the Title Commitment to Purchaser. The following Exceptions from Coverage shown in the Title Commitment are unacceptable to Purchaser (“Unpermitted Exceptions”) and shall be removed by Seller: (1) through (5) inclusive, (6) except as to general real estate taxes for 2018, (7), (8), and (13) through (24) inclusive, with (20) modified to refer to the lease with Tenant. All other exceptions on the Title Commitment will be deemed to be Permitted Title Exceptions. If Seller fails to have such exceptions removed prior to closing, Purchaser may elect, on or before five (5) days after the expiration of such time period to (i) terminate this Agreement (in which event the Deposit, and any interest thereon, shall be forthwith returned to Purchaser), or (ii) accept title subject to such Unpermitted Exceptions, or (iii) cause the Title Insurer to issue its endorsement insuring against damage caused by such at Purchaser’s sole cost and expense; provided that Seller shall in all events cause to be removed exceptions shown in the Title Commitment as numbers (7) and (8). On the Closing Date, Seller shall cause the Title Insurer to issue an owner’s title insurance policy pursuant to and in accordance with the Title Commitment insuring fee simple title to the Property in Purchaser as of the Closing Date, subject only to the Permitted Title Exceptions and such other exceptions as Purchaser may accept pursuant to clause (ii) above. The cost of all endorsements or changes to the title policy requested or required by Purchaser or Purchaser’s lender, if any, shall be borne solely by Purchaser except that Seller shall pay the cost of an “extended coverage” endorsement over general exceptions numbered (1) through (5).

The lease for the Property with Rubicon Technology, Inc. shall not be an Unpermitted Exception and Purchaser shall take title subject to such lease.

Purchaser is aware of the temporary easement granted to Illinois Department of Transportation with respect to a portion of the Property and agrees that such easement shall not be an Unpermitted Exception and Purchaser shall take title subject to such easement.

4.03 Possession, Prorations and Expenses.

(a) Sole and exclusive possession of the Property shall be delivered to Purchaser on the Closing Date, subject to the Lease with Rubicon Technology, Inc. There shall be no proration or other credit given for the security deposit under the lease other than its application to the Deposit as contemplated in the definition of Deposit above.

(b) Seller shall give Purchaser a real estate tax credit at Closing of $24,818.00. No other real estate tax proration shall be given. Purchaser acknowledges that any credit or other amount due related to taxes under or related to the lease between Seller and Rubicon Technology, Inc. shall be the sole responsibility of Purchaser.

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(c) Seller shall pay the basic title insurance premium, recording charges of releases with respect to documents shown in exceptions (7) and (8) of the Title Commitment, and all state and county transfer taxes. Municipal transfer taxes shall be paid by the responsible party designated in the applicable municipal ordinance. Except as otherwise provided in this Agreement, Purchaser shall pay for the cost of any endorsements or changes to the title policy, all recordation charges and title insurance for a mortgagee loan policy. The parties shall each be solely responsible for the fees and disbursements of their respective counsel and other professional advisers.

(d) Prepaid rent shall be prorated as of the Closing Date.

4.04 Escrow. Upon the delivery of the Deposit, the parties shall establish an escrow with the Escrowee through which the transaction contemplated hereby shall be closed. The escrow instructions shall be in the form customarily used by the Escrowee with such special provisions added thereto as may be required to conform to the provisions of this Agreement. Said escrow shall be auxiliary to this Agreement, and this Agreement shall not be merged into nor in any manner superseded by said escrow. The escrow costs and fees shall be equally divided between Purchaser and Seller. The Escrowee shall file, unless otherwise directed by Purchaser, with the Internal Revenue Service the information return (Form 1099B) required by Section 6045(e) of the Internal Revenue Code and any regulations issued pursuant thereto. Seller shall be responsible to give to the Escrowee such information of Seller that the Escrowee needs in order to complete such form.

4.05 Closing.

(a) The transaction contemplated hereby shall close at 10:00 a.m. on the Closing Date at the offices of the Escrowee, or on such other date, time and place as the parties may mutually agree.

(b) On the Closing Date, Seller shall deposit in the escrow the following:

(i)	The Deed for the Property;

(ii)	An ALTA statement in form required by the Title Insurer and such other documents as are reasonably required by the Title Insurer to provide title in the form required of Seller hereunder;

(iii)	Non-Foreign Affidavit;

(iv)	An assignment of the lease for the Property;

(v)	Evidence that all management fees and brokerage commissions which Seller is responsible for with respect to the Property have been paid;

(vi)	A quitclaim assignment without warranty of Seller’s interest, if any, in any permits, plans and specifications, and warranties relating to the Property;

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(vii)	A 1099 Solicitation;

(viii)	P-TAX 203 and P-TAX 203A Illinois Real Estate Transfer Tax forms; and

(ix) Such other documents, instruments, certifications and confirmation as may be reasonably required and designated by Purchaser to fully effect and consummate the transaction contemplated hereby.

(c) On the Closing Date, Purchaser shall deliver the following to Seller:

(i)	An ALTA statement in form required by the Title Insurer;

(ii)	The balance of the Purchase Price as provided in Section 3;

(iii)	An acceptance of the assignment of the Lease for the Property;

(iv)	Such other documents, instruments, certifications and confirmation as may be reasonably required and designated by Seller to fully effect and consummate the transaction contemplated hereby.

(d) All closing documents to be furnished by either party pursuant hereto shall be in form, execution and substance reasonably satisfactory to the other party and its counsel.

(e) All documents or other deliveries required to be made by Purchaser or Seller at Closing, and all transactions required to be consummated concurrently with Closing, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by Purchaser, or its designee, and Seller shall have been made, and all concurrent or other transactions shall have been consummated.

(f) The transaction shall be closed by means of a so-called “New York Style Closing”, with the concurrent delivery of the documents of title, transfer of interests, delivery of the title policy described in Section 4.02 and the payment of the Purchase Price. The Seller shall provide and pay for any undertaking (the “Gap Undertaking”) to the Title Insurer necessary for the New York Style Closing to occur. Seller and Purchaser shall each pay fifty percent (50%) of the charges of the Title Company for such New York Style Closing.

ARTICLE V

BROKERAGE

5.01 Brokerage. Seller and Purchaser hereby represent and warrant to each other that neither Seller nor Purchaser has dealt with any broker or finder with respect to the transaction other than Ascend Property Management LLC (“Broker”), who shall be paid by Seller at closing pursuant to a separate agreement between Seller and Broker. Seller and Purchaser hereby agree to indemnify each other for any claim for brokerage commission or finder’s fee asserted by a person, firm or corporation claiming to have been engaged by Seller or Purchaser other than Broker.

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ARTICLE VI

DESTRUCTION, DAMAGE OR CONDEMNATION

6.01 Destruction, Damage or Condemnation. If, subsequent to the date hereof and prior to the Closing Date, all or any material portion of the Property shall be destroyed or damaged by one or more incidents of vandalism, fire and/or other casualty, whether or not covered by insurance, Seller shall immediately give Purchaser notice of such occurrence, and Purchaser may within fifteen (15) days after receipt of such notice, elect to (a) terminate this Agreement, in which event the Deposit, and any interest thereon, shall be returned forthwith to Purchaser, all obligations of the parties hereunder shall cease and this Agreement shall have no further force and effect, or (b) close the transaction contemplated hereby as scheduled (except that if the Closing Date is less than fifteen (15) days following Purchaser’s receipt of such notice, closing shall be delayed until Purchaser makes such election), in which event Purchaser shall have the right to participate in the adjustment and settlement of any insurance claim relating to said damage, and Seller shall assign and/or (if already received) pay to Purchaser at closing all insurance proceeds (and other related chooses in action, if any) claimed or collected with respect to said loss or damage plus any deductible or self-insured amount. For purposes of this Section 6.01 only damage or destruction to the Property reasonably estimated to cost in excess of $200,000.00 shall be deemed to be material. With respect to damage or destruction to the Property estimated to cost less than $200,000.00, Purchaser shall be obligated to close the transaction and Seller shall assign all insurance claims, if any, to Purchaser. With respect to damage or destruction to the Property which is not covered by insurance, Seller shall have the right to either repair the loss or damage or credit Purchaser with the cost of same. Seller must provide Purchaser with written notice of its election within ten (10) days from the date of the occurrence. Notwithstanding anything to the contrary, if the damage or destruction to the Property exceeds $1,000,000.00, Seller shall also have the right to terminate this Agreement and the Deposit together with any interest earned thereon shall be returned to Purchaser.

6.02 Condemnation. If, subsequent to the date hereof and prior to the Closing Date, any proceeding - judicial, administrative or otherwise - which shall relate to the proposed taking of any substantial portion of the Property by condemnation or eminent domain or any action in the nature of eminent domain, or the taking or closing of any right of access to the Property, is instituted or commenced, Purchaser shall have the right and option to terminate this Agreement by giving Seller written notice to such effect within fifteen (15) days after actual receipt of written notification of any such occurrence or occurrences. Failure to give such notice within such time shall be conclusive evidence that Purchaser has waived the option to terminate by reason of the occurrence or occurrences of which it has received notice, and Purchaser shall be credited with or be assigned all Seller’s right to any proceeds therefrom. Seller agrees to furnish Purchaser written notification with respect to any such proceedings within three (3) business days of Seller’s receipt of any such notification or learning of the institution of such proceedings. Should Purchaser elect to so terminate this Agreement, the Deposit plus any interest thereon shall be returned forthwith to Purchaser, and thereupon the parties hereto shall be released from any and all further obligations hereunder. If the Closing Date is less than ten (10) days following the last day on which Purchaser is entitled to elect to terminate this Agreement, then the closing shall be delayed until Purchaser makes such election. Notwithstanding the foregoing, if such proceeding by way of condemnation or eminent domain shall be “insubstantial” Purchaser shall not have the right to terminate this Agreement but shall be credited with or be assigned all Seller’s right to any proceeds therefrom. An “insubstantial” proceeding shall be one which (i) does not relate to the taking or closing of any right of access to the Property, (ii) affects only the perimeter of the Property and does not involve more than the equivalent of $250,000.00 in value, and (iii) does not involve any relocation of utility facilities serving the Property (provided this last condition shall be deemed deleted if Seller shall agree to pay any cost of relocation of any of the same and may use or apply such part or all of the proceeds of such condemnation as it determines for such purpose).

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ARTICLE VII

REPRESENTATIONS AND WARRANTIES

7.01 Representations and Warranties of and Indemnity by Seller. To induce Purchaser to execute, deliver and perform this Agreement, Seller hereby represents and warrants to Purchaser on and as of the date hereof and on and as of the Closing Date as follows:

(a) Seller has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by Seller pursuant hereto, and all required action and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Seller are duly authorized to sign the same on Seller’s behalf and to bind Seller thereto. This Agreement is and all documents to be executed pursuant hereto by Seller shall be binding upon and enforceable against Seller in accordance with their respective terms, and the transaction contemplated hereby.

(b) To the knowledge of Seller’s Knowledge Person, Seller has not received any written notice that the Property (or any part of the Property) is in violation of (i) any zoning, building, health, fire, environmental or other statute, ordinance, regulation or code, (ii) the order of any court or administrative tribunal, or (iii) any covenant or restriction to which the Property is subject.

(c)  To the knowledge of Seller’s Knowledge Person, Seller has not received any written notice of any pending or threatened litigation, administrative action, claim or demand relating to the Property.

(d) To the knowledge of Seller’s Knowledge Person, Seller has not received any written notice of any pending or threatened eminent domain, condemnation or other governmental taking of the Property or any part thereof which taking has not been completed and paid for.

(e) With respect to the sale of the Property to Purchaser, Seller is not a taxpayer subject to the provisions of Section 9-902(d) of the Illinois Income Tax Act (35 ILCS 5/902(d)) or Section 120-5j of the Illinois Retailer’s Occupation Tax Act (35 ILCS 120/5j), and Purchaser will not have any liability with respect to any tax payable by Seller under said sections.

(f) Seller is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury and/or on any other similar list, (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation or Executive Order of the President of the United States, (iii) not an “Embargoed Person.” To Seller’s actual knowledge, none of the funds or other assets of Seller constitute property of, or are beneficially owned, directly or indirectly, by an Embargoed Person, and to Seller’s actual knowledge, no Embargoed Person has any interest of any nature whatsoever in Seller.

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(g) ACKNOWLEDGING THE PRIOR USE OF THE PROPERTY BY PURCHASER OR AN AFFILIATE OF PURCHASER AND PURCHASER’S OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER AGREES, TO TAKE THE PROPERTY “AS-IS,” “WHERE-IS,” AND WITH ALL FAULTS AND CONDITIONS THEREON. ANY INFORMATION, REPORTS, STATEMENTS, DOCUMENTS OR RECORDS (COLLECTIVELY, THE “DISCLOSURES”) PROVIDED OR MADE TO PURCHASER OR ITS CONSTITUENTS BY SELLER CONCERNING THE CONDITION OF THE PROPERTY SHALL NOT BE REPRESENTATIONS OR WARRANTIES. PURCHASER SHALL NOT RELY ON SUCH DISCLOSURES, BUT RATHER, PURCHASER SHALL RELY ONLY ON ITS OWN INSPECTION OF THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT EXCEPT AS SET FORTH IN THIS AGREEMENT, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., OR ANY HAZARDOUS SUBSTANCE, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 (“CERCLA”), AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER. PURCHASER, ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVE, RELEASE AND AGREE NOT TO MAKE ANY CLAIM OR BRING ANY COST RECOVERY ACTION OR CLAIM FOR CONTRIBUTION OR OTHER ACTION OR CLAIM AGAINST SELLER OR SELLER’S AFFILIATES BASED ON (A) ANY FEDERAL, STATE, OR LOCAL ENVIRONMENTAL OR HEALTH AND SAFETY LAW OR REGULATION, INCLUDING CERCLA OR ANY STATE EQUIVALENT, OR ANY SIMILAR LAW NOW EXISTING OR HEREAFTER ENACTED, (B) ANY DISCHARGE, DISPOSAL, RELEASE, OR ESCAPE OF ANY CHEMICAL, OR ANY MATERIAL WHATSOEVER, ON, AT, TO, OR FROM THE PROPERTY, OR (C) ANY ENVIRONMENTAL CONDITIONS WHATSOEVER ON, UNDER, OR IN THE VICINITY OF THE PROPERTY. THE PROVISIONS OF THIS SECTION 7.01(b) SHALL SURVIVE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

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(h) PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO. PURCHASER MAY NOT CONDUCT ANY INVASIVE TESTING, INCLUDING BUT NOT LIMITED TO PHASE II OR OTHER ENVIRONMENTAL TESTING WITHOUT FIRST OBTAINING THE CONSENT OF SELLER IN EACH INSTANCE, WHICH CONSENT MAY BE GRANTED OR WITHHELD IN SELLER’S SOLE DISCRETION. UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND PURCHASER, EXCEPT WITH RESPECT TO MATTERS ARISING UNDER THIS AGREEMENT, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S AFFILIATES) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

7.02 Representations and Warranties of Purchaser. To induce Seller to execute, deliver and perform this Agreement, Purchaser hereby represents and warrants to Seller on and as of the date hereof and on and as of the Closing Date as follows:

(a) All representations and warranties of Purchaser appearing in other Sections of this Agreement are true and correct.

(b) Purchaser has full capacity, rights, power and authority to execute, deliver and perform this Agreement and all documents to be executed by Purchaser pursuant hereto, and all required action and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of Purchaser are and shall be duly authorized to sign the same on Purchaser’s behalf and to bind Purchaser thereto. This Agreement and all documents to be executed pursuant hereto by Purchaser are and shall be binding upon and enforceable against Purchaser in accordance with their respective terms.

(c) Purchaser has the financial ability and assets to perform its obligations under this Agreement.

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(d) Purchaser is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury and/or on any other similar list, (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation or Executive Order of the President of the United States, (iii) not an “Embargoed Person.” To Purchaser’s actual knowledge, none of the funds or other assets of Seller constitute property of, or are beneficially owned, directly or indirectly, by an Embargoed Person, and to Purchaser’s actual knowledge, no Embargoed Person has any interest of any nature whatsoever in Purchaser.

7.03 Survival of Representations and Warranties. The respective representations and warranties of Seller and Purchaser in this Article VII and elsewhere in this Agreement shall survive closing for one (1) year.

ARTICLE VIII

INTENTIONALLY OMITTED

ARTICLE IX

INDEMNIFICATION

9.01 Purchaser’s Indemnity. Purchaser hereby agrees to indemnify, defend and hold Seller harmless from and against any and all losses, liabilities, fines and penalties and damages (including without limitation any damages or injury to persons, property or the environment), or actions or claims with respect thereto (including without limitation amounts paid in settlement and reasonable cost of investigation, reasonable attorneys’ fees and other legal expenses) resulting from any claims (whether or not ultimately successful) to which Seller may become subject or which Seller may suffer or incur either directly or indirectly, insofar as such losses, liabilities or damages (or actions or claims in respect thereof) arise out of, are with respect to, or are based upon the operation and management of the Property by Purchaser after the Closing Date or arising from or with respect to any due diligence or investigation activities of Purchaser or its agents or employees. This indemnification obligation shall survive the closing.

ARTICLE X

NOTICES

10.01 Notices. Any notice, request, demand, instruction or other document to be given or served hereunder or under any document or instrument executed pursuant hereto shall be in writing and shall be delivered personally or sent by overnight express courier, postage prepaid and addressed to the parties at their respective addresses set forth below or by email or facsimile, and the same shall be effective upon receipt if delivered personally or on the first business day after deposit with an overnight express courier and on the date of delivery if emailed or sent by facsimile prior to 5:30 PM local Chicago time and if after then on the next business day. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith.

If to Purchaser:	RUBICON TECHNOLOGY BP, LLC

900 E. Green Street

Bensenville, IL 60106

Attn: Timothy Brog

Fax: 630-595-3264

Email: TBrog@rubicontechnology.com

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With a copy to:	David A. Saunders

Kaplan Saunders
Valente & Beninati LLP

500 N. Dearborn Street, Second Floor

Chicago, IL 60654

Fax: 312-755-5720

Email:dsaunders@kaplansaunders.com

It to Seller:	WB PAD HOLDINGS IV, LLC

Attn: Christopher Swieca

Wintrust Financial Corporation

9700 S. Higgins Road, Suite 650

Rosemont, Illinois 60018

Fax 847.903.1597

Email: cswieca@wintrust.com

With a copy to:	Garfield & Merel, Ltd.

180 N. Stetson Avenue, Ste. 1300

Chicago, IL 60601

Attn: Stephen M. Alderman

Fax: 312.288.0122

Email: alderman@garfield-merel.com

ARTICLE XI

DEFAULT

11.01 Default. If this Agreement is terminated by a default of Seller, Purchaser shall be entitled to either (i) terminate this Agreement and have the Deposit returned in which event neither party shall have any further rights or obligations to the other or (ii) enforce this Agreement by an action for specific performance; provided that if Purchaser elects to terminate this Agreement, by reason of Seller’s default, Seller shall reimburse Purchaser for all expenses paid or incurred by Purchaser in connection with the transaction (including fees of attorneys) up to but not exceeding $25,000. In the event this Agreement is terminated by a default of Purchaser, Seller shall retain the entire Deposit (including any interest thereon) as full and complete liquidated damages (and not as a penalty or forfeiture). Except for a default by Purchaser or Seller in failing to close on the Closing Date, neither Seller nor Purchaser shall avail itself of any remedy granted to it hereunder based upon an alleged default of the other party, unless and until written notice of the alleged default, in reasonable detail, has been delivered to the defaulting party by the non-defaulting party and the alleged default has not been cured on or before 5:00 p.m., Chicago time, on the tenth (10th) business day next following delivery of said notice of default.

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ARTICLE XII

ADDITIONAL COVENANTS

12.01 Entire Agreement, Amendments and Waivers. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived except by an instrument in writing signed by the party to be bound thereby.

12.02 Further Assurances. The parties each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action before or after the closing as shall be necessary or desirable to fully carry out this Agreement and to fully consummate and effect the transactions contemplated hereby.

12.03 No Third Party Benefits. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective successors and assigns, and no third party is intended to or shall have any rights hereunder.

12.04 Interpretation.

(a) The headings and captions herein are inserted for convenient reference only and the same shall not limit or construe the paragraphs or Sections to which they apply or otherwise affect the interpretation hereof.

(b) The terms “hereby,” “hereof,” “hereto,” “herein,” “hereunder” and any similar terms shall refer to this Agreement, and the term “hereafter” shall mean after, and the term “heretofore” shall mean before, the date of this Agreement.

(c) Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words importing the singular number shall mean and include the plural number and vice versa.

(d) Words imparting persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

(e) The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to.”

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(f) This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g) Whenever under the terms of this Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or holiday, such time for performance shall be extended to the next business day. Otherwise all references herein to “days” shall mean calendar days.

(h) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

(i) Time is of the essence of this Agreement.

12.05 Electronic Transmission. This Agreement and any subsequent amendment hereto may be delivered either by a party or its counsel by facsimile or electronic (email) transmission to the other party or its counsel and signatures so transmitted shall constitute original signatures binding on the party so signing.

12.06 Assignment. Purchaser may not assign its rights or benefits under this Agreement without the consent of Seller which may be granted or withheld in the sole discretion of Seller, provided that Purchaser, without the consent of Seller, may assign its rights under this Agreement to another affiliate of Tenant.

12.07 Litigation Costs In the event of any action or proceeding at law or in equity between Seller and Purchaser to enforce any provision of this Agreement or to protect or establish any right or remedy of either party hereunder, the unsuccessful party to such litigation shall pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees incurred therein by such prevailing party, and if such prevailing party shall recover judgment in any such action or proceeding, such costs and expenses (including such attorneys’ fees) shall be included in and as a part of such judgment.

[Signatures on following page]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by Seller and Purchaser on the respective dates set forth beneath each of their signatures and is intended to be effective as of the latest such date.

PURCHASER:

RUBICON TECHNOLOGY BP LLC, a Delaware limited liability company

By:
Timothy Brog, Chief Executive Officer

SELLER:

WB PAD HOLDINGS IV, LLC, an Illinois limited liability company

By:	Wheaton Bank & Trust Company,
Its:	Member

By:
Name: Christopher Swieca
Title: Senior Vice President

The undersigned hereby consents to the transfer and application of the security deposit under its Lease as contemplated by the definition of Deposit above.

RUBICON TECHNOLOGY, INC, a Delaware corporation

By:
Timothy Brog, Chief Executive Officer

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EXHIBIT A

LEGAL DESCRIPTION

THAT PART OF LOTS 1, 2, 12 AND 13 TAKEN AS A TRACT, IN GREEN AVENUE ACRES, A SUBDIVISION IN SECTIONS 13 AND 24, TOWNSHIP 40 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, WHICH LIES EAST OF A LINE 397.00 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF LOT 12 AND WHICH LIES NORTH OF A LINE DRAWN PERPENDICULARLY TO THE EAST LINE OF SAID TRACT THROUGH A POINT ON SAID EAST LINE, 224.90 FEET SOUTH OF THE NORTHEAST CORNER THEREOF; EXCEPTING THEREFROM THAT PART OF LOTS 1, 2 AND 12, TAKEN AS A TRACT, WHICH LIES EAST OF A LINE 213.8 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF SAID LOT 12 AND WHICH LIES NORTH OF A LINE DRAWN PERPENDICULARLY TO THE EAST LINE OF SAID TRACT THROUGH A POINT ON SAID EAST LINE 224.90 FEET SOUTH OF THE NORTHEAST CORNER THEREOF, IN DUPAGE COUNTY, ILLINOIS.

EXCEPTING THEREFROM, THAT PART CONVEYED TO THE ILLINOIS STATE TOLL HIGHWAY AUTHORITY, BY DOCUMENT NO. R2017-107351, DESCRIBED AS FOLLOWS:

THAT PART OF LOTS 1, 2,12 AND 13 TAKEN AS A TRACT, IN GREEN AVENUE ACRES, A SUBDIVISION IN SECTIONS 13 AND 24, TOWNSHIP 40 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE 397.00 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF SAID LOT 12 AND THE SOUTHWESTERLY RIGHT OF WAY LINE OF GREEN STREET PER DOCUMENT 523537; THENCE SOUTH 69 DEGREES 46 MINUTES 16 SECONDS EAST, ALONG SAID SOUTH RIGHT OF WAY LINE, 195.47 FEET TO A POINT ON A LINE 213.8 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF SAID LOT 12; THENCE SOUTH 00 DEGREES 10 MINUTES 44 SECONDS EAST, ALONG SAID PARALLEL LINE, 7.47 FEET TO A POINT ON LINE 7.00 FEET SOUTHWESTERLY AND PARALLEL WITH SAID SOUTHWESTERLY RIGHT OF WAY LINE; THENCE NORTH 69 DEGREES 46 MINUTES 16 SECONDS WEST, ALONG SAID PARALLEL LINE, 195.47 FEET TO A POINT ON A LINE 397.00 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF SAID LOT 12; THENCE NORTH 00 DEGREES 10 MINUTES 44 SECONDS WEST, ALONG SAID PARALLEL LINE, 7.47 FEET TO THE POINT OF BEGINNING, IN DUPAGE COUNTY, ILLINOIS,

900 E. Green Street, Bensenville, IL

CURRENT PIN: 03-24-201-019

NEW PIN: 03-24-201-021

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